Exhibit 10.19

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL

TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS

BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE

TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

AMENDMENT NO. 1

to

COKE SUPPLY AGREEMENT

By and Between

JEWELL COKE COMPANY, L.P.,

and

ISG CLEVELAND INC., ISG INDIANA HARBOR INC., AND

ISG SPARROWS POINT INC.

Dated: December 5, 2003

AMENDMENT NO. 1 TO COKE SUPPLY AGREEMENT

THIS-agreement amends that certain COKE SUPPLY AGREEMENT, dated as of October 29, 2003 (the “Base Agreement”), by and between JEWELL COKE COMPANY, L.P., a Delaware Limited Partnership, (hereinafter “Seller”), on the one hand, and ISG CLEVELAND INC., a Delaware corporation, ISG INDIANA HARBOR INC., a Delaware corporation, and ISG SPARROWS POINT INC., a Delaware corporation (collectively, the “Purchasers”), on the other.

PREAMBLE

WHEREAS, pursuant to the Base Agreement, Seller will construct and operate a coke plant (the “Coke Plant”) from which Seller will supply Purchasers with blast furnace coke;

WHEREAS, in connection with its supply of furnace coke to Purchasers, Seller will arrange for the transportation and delivery of coal and coke to and from Seller’s coke plant and related facilities, with the costs of such transportation and delivery provided for in the Base Agreement;

WHEREAS, in connection with transportation related to Seller’s obligations under the Base Agreement, Seller intends to enter into various transportation agreements with Norfolk Southern, and the material terms of each such transportation agreement have been reviewed and approved by Purchasers (“Transportation Agreements”);

WHEREAS, Seller and Purchasers desire to amend the Base Agreement in the manner set forth in this Agreement;

WHEREAS, concurrently herewith, the parties are entering into Amendment No. 1 to the Coke Purchase Agreement between Haverhill North Coke Company (an affiliate of Jewell) and Purchasers (the “Haverhill Agreement”).

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein and intending to be legally bound hereby, Seller and Purchasers hereby agree as follows:

1.	All capitalized terms herein shall have the meaning ascribed thereto in the Base Agreement.

2.	Section 3.1 of the Base Agreement shall be deleted in its entirety and replaced with the following:

3.1 Coke Price Through December 31, 2007. The Coke Price through December 31, 2007 is the sum of (i) the Base Price per Ton of Coke (as defined in Section 3.1(a)), as adjusted in accordance with Section 3.1(a) and Schedule 3.1(a); (ii) applicable Transportation Costs (as defined in Section 3.1(b)); and (iii) applicable Taxes.

(a) Initial Coke Price. The Base Price per Ton of Coke, as of December 31, 2002, was $101.00. It has been and shall be adjusted every six (6) month period thereafter through December 3, 2007 in accordance with the adjustment formula set forth in Schedule 3.1(a). Provided, however, the caps for each calendar year

i

applicable to each “Percentage Change” in the “Labor Component”, the “Machinery Component” and the “Steel Component” (as those phrases are defined in Schedule 3.1(a) hereto) shall apply only through December 31, 2005.

(b) Transportation Costs. The Transportation Costs include the actual costs incurred by Jewell to transport Coke to each respective Delivery Point, namely (i) costs and charges payable by Jewell to Norfolk Southern Railway Company (“Norfolk Southern”) in accordance with the transportation agreements between them; (ii) demurrage charges actually incurred by Seller in connection with delays caused by any of the Purchasers in the placement or unloading of Coke at any Delivery Point; and (ii) the actual costs of freeze conditioning agents that are applied to Coke shipments during periods of cold weather at the express, Written request of any of the Purchasers. Notwithstanding the foregoing, and provided Purchasers are not in breach of the Base Agreement, Seller agrees to hold Purchasers harmless with respect to the following charges, which shall not be deemed Transportation Costs:

(i) charges payable by Seller to Norfolk Southern as a result of failure to load trainload shipments to meet the loading percentages of capacity specified in the Transportation Agreement(s);

(ii) charges payable by Seller to Norfolk Southern as a result of for rail cars exceeding the ruling gross weight on rail restriction;

(iii) charges payable by Seller to Norfolk Southern for failure to meet minimum train size.

3.	Section 3.2(c) of the Base Agreement is deleted in its entirety and replaced with the following:

(c) Coal Costs per Ton of Coke. The Coal Cost per Ton of Coke for this Agreement is equivalent to (1) the “Coal Cost per Ton of Coke” as determined in accordance with Haverhill Agreement, as amended, for the month in which the applicable Coke shipment is delivered to Purchasers, or is in transit to Purchasers, multiplied by (ii) the Coal Cost Basis. The Coal Cost Basis is the product of:

The weighted average “Coal Cost per Ton of Coke” from January 1, 2007 through December 31, 2007 as determined in accordance with the Haverhill Agreement (as amended) + (the Initial Coke Price in effect as of December 31, 2007 — [Fixed Cost per Ton of Coke + Variable Cost per Ton of Coke]).

4.

It is the Parties’ understanding that the Transportation Agreements do not permit Norfolk Southern to increase the rates for services thereunder except as provided in the provisions entitled “Adjustment Clause” in each Transportation Agreement. Nonetheless, for the avoidance of doubt, the Parties agree that, to the extent Norfolk Southern attempts to increase any charges for transportation services as a result of Norfolk Southern’s cancellation or modification of the route(s) between the Origins and Destinations set forth

ii

in the Transportation Agreements for coal or coke, such increases shall be borne solely by Seller and shall not be passed on to ISG.

5.	Except as expressly modified herein, all terms and conditions of the Base Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives.

JEWELL COKE COMPANY, L.P.		ISG CLEVELAND INC.

By:	/s/ Dale N. Walker	By:	/s/ Gordon Spelich

Name:	Dale N. Walker	Name:	Gordon Spelich

Title:	Vice President	Title:	Vice President

Date:	12/12/03	Date:	12/09/03

ISG INDIANA HARBOR INC.		ISG SPARROWS POINT INC.

By:	/s/ Gordon Spelich	By:	/s/ Gordon Spelich

Name:	Gordon Spelich	Name:	Gordon Spelich

Title:	Vice President	Title:	Vice President

Date:	12/09/03	Date:	12/09/03

iii

Jewell Coke Company, L.P.

Estimated Coke Price Calculation

Effective January 1, 2008

	Calculation			Line	2008
2007 Coal Cost per Ton of Coke at HH Delivered Basis:		*	****	1	$	*	****
		*	****
Coal Cost Basis:		*	****	2		*	****
		*	****
Jewell Initial Coke Price (FOB Shipping Point) effective 12/31/07	$	*	****	3	$	*	****
Jewel Fixed Cost		*	****	4	$	*	****
Jewel Variable Cost		*	****	5	$	*	****

Coal Cost per ton of Coke at HH1:
		*	****
Total Coal Cost at HH - Delivered ($/ton of coke)		*	****	6	$	*	****
ArcelorMittal Contract - Coal Cost per Ton of Coke at Jewell:		*	****	7	$	*	****
Coke Price Effective January 1, 2008 – FOB Jewell Plant		*	****	8	$	*	****